MEMORANDUM OF UNDERSTANDING

     A Memorandum of Understanding by and between Innovative Software Technologies, Inc., a California corporation ("IST"), Energy Professional Marketing Group, a Utah corporation ("EPMG") and James R. Garn and Ethan A. Willis, individuals residing in Utah County, Utah ("Garn and Willis"), (collectively the "Parties"), made as of the 2nd day of January 2003.

                                    RECITALS

     WHEREAS IST, EPMG and Garn and Willis have certain disputes arising from the acquisition of EPMG by IST pursuant to a Stock Purchase Agreement dated as of December 31, 2001 and thereafter; and

     WHEREAS EPMG, Garn and Willis have asserted claims against IST, Shane Hackett, and others arising from the Stock Purchase Agreement dated December 31, 2001 between Garn and Willis on the one hand and IST and EPMG on the other; and

     WHEREAS IST and Hackett deny that Garn and Willis have meritorious claims; and

     WHEREAS Garn and Willis have withdrawn from participation on the board of directors of IST and demanded rescission of the Stock Purchase Agreement; and

     WHEREAS the parties believe that a timely resolution of the disputes among the parties, rather than a costly and time consuming litigation of the claims, will be in the best interests of all Parties; and

     WHEREAS the parties desire to resolve and settle their disputes and provide for a mutually profitable ongoing business relationship among IST, EPMG and Garn and Willis following the settlement; and

     WHEREAS the parties hereto desire to set forth their understanding of the general terms and conditions of the contemplated transactions and their future relationship;

     THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. Settlement. The parties agree to an adjustment of the business of EPMG and the establishment of an ongoing business relationship as described herein as a complete settlement of the disputed claims among them. IST will cause EPMG to transfer certain assets to IST and IST will assume certain liabilities from EPMG. At Closing, IST will transfer 100% of the EPMG stock to Garn and Willis in exchange for all of the capital stock of IST owned by Garn and Willis. Garn and Willis' and IST's tax counsel will cooperate with one another to minimize the adverse tax consequences to EPMG, Garn and Willis.

     2. Assets and Liabilities of EPMG. At Closing, EPMG will transfer to IST those assets set forth in Exhibit A. Simultaneously, IST will assume from EPMG those liabilities set forth on Exhibit A. Assets shall be divided in accordance with Exhibit E hereto, which is based upon figures set forth on the September 30, 2003 report on Form 10QSB of IST and the

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


supporting consolidation work-papers. Assets transferred and liabilities assumed shall be adjusted as of December 31, 2003 in the approximate ratios established in Exhibit E. In addition, EPMG will transfer certain contracts and other intangible assets and business relationships to IST as set forth on Exhibit B.

     3. Commitments of the Parties. In conjunction with Closing the Parties will agree to those items listed in Exhibit C.

     4. Facilities. EPMG (or Garn and Willis) anticipate that it or they will continue to occupy the current facilities in Utah and will lease its facilities in Utah County directly from the owner of those facilities. EPMG will retain all machinery, equipment, office furniture and fixtures currently located in Utah.

     5. Employees of EPMG. IST will assign to EPMG all of IST's employment contracts with Utah based employees, including the employee contracts of Garn and Willis. IST shall have no further rights with respect to non-compete agreements with Utah based employees.

     6. Other Conditions. Other conditions for settlement are set forth in Exhibit D.

     7. Final Agreement. A final Settlement and Reorganization Agreement will be prepared to implement this Memorandum of Understanding.

     8. Closing. The parties will work in good faith to complete Closing within 30 days of the issuance of a Fairness Opinion (see Exhibit D). In the absence of a Closing on or before March 15, 2004, Garn and Willis may terminate their obligations under this Agreement.


EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN:

/s/ Ethan A. Willis
-------------------------------------------
ETHAN A. WILLIS, individually

/s/ James R. Garn
-------------------------------------------
JAMES R. GARN, individually


INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

/s/ Douglas S. Hackett
-------------------------------------------
Douglas S. Hackett, its President


ENERGY PROFESSIONAL MARKETING GROUP, INC.

/s/ Ethan Willis
-------------------------------------------
Ethan Willis, its President

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


                                    Exhibit A

                    Assets to be transferred from EPMG to IST
                    Liabilities of EPMG to be assumed by IST


Note: Assets and Liabilities presented as of 09/30/2003. All adjustments as of the close of business December 31, 2003, per audited financial statements as if the closing occurred on such date. However, not withstanding any provision of this agreement, in no case will the amount of cash transferred from EPMG to IST exceed $2,100,000 excluding payments made in satisfaction of the Note Receivable below.


Assets Transferred from EPMG to IST
-----------------------------------

Cash                $1,636,911

EPMG will cancel the account receivable in the amount of $442,039 currently owed by IST to EPMG.

Note Receivable     EPMG shall create a promissory note on behalf of IST in the maximum amount of $675,000. Details of the promissory note shall be as set forth in Exhibit A.1

Fixed Assets*       All machinery, equipment, office furniture and fixtures
                    currently located in Kansas City

Deposits Right to the return of all deposits arising from leases for fixed assets and real property located in Kansas City


                    ASSETS TRANSFER RANGE ESTIMATE $2,378,950 to $3,142,039
                                                   ------------------------



Liabilities Assumed by IST from EPMG
------------------------------------


Accounts payable and Accrued expenses     $300,000

                           LIABILITIES ASSUMED ESTIMATE            $300,000
                                                                   --------



  *Fixed Assets: The ownership of all EPMG software will be transferred to IST and EPMG jointly. Each party will maintain the right to make any changes and to sublicense software. EPMG will retain a separate and complete copy of all current software codes and after the division of the companies, all changes going forward to the codes will be proprietary and owned by the company that makes the changes.


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


                                   Exhibit A.1

                    IST Promissory Note Receivable from EPMG


EPMG shall pay IST up to the principal sum of $675,000 in equal monthly payments of at least $50,000.



1.  Principal                  $675,000

2.  Term                       monthly principal payments of at least $50,000
                               until paid, beginning one month following Closing

3.  Interest Rate              7.5% per annum, interest payable monthly on the
                               unpaid principal balance

4.  Early repayment discount   If the principal balance is repaid in total on or
                               before the end of month 6 following Closing, then a credit of $50,000 will be applied against the then remaining principal. Alternatively, the Note may be paid in full with a one-time payment of $400,000 within 20 calendar days of Closing.








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




                                    Exhibit B

              Intangible Assets to be Transferred from EPMG to IST



EPMG's contracts for in-process discussions for contracts for leads, products, services or content relating to Preforeclosure.com, Foreclosure World, Real Estate Toolkit and Fast Cash. EPMG is not required to assign any contract or any right to work with Shawn Casey, as Shawn Casey has expressed his intention to continue to work with EPMG and an unwillingness to work with IST.




NOTE: All hosting contracts to remain the property of EPMG. All of the reserved Financed Accounts Receivable to remain the property of EPMG, and EPMG will continue to serve these customers.


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


                                    Exhibit C

                           Commitments of the Parties


1.   The Parties will execute and deliver mutual general releases.

2. Garn and Willis will cause ESI, Inc. to continue to process refund requests and pay chargebacks coming through IST and IST affiliate merchant accounts and reimburse IST for hours spent on accounts. Provided that before any chargebacks or reimbursements are paid by ESI, Inc. pursuant to this paragraph, IST shall draw down on the reserves created for that purpose which as of September 30, 2003 approximated $70,000, said reserves to be placed into an escrow account within seven days following the execution of this agreement. 180 days from the date of closing, any such reserves left in the reserve account shall be refunded to ESI, Inc. ESI, Inc. shall have the right to examine the books and records of IST to determine the basis for such refunds and chargebacks.

3. Garn and Willis on one hand, and IST on the other, will cause the other party to process all refunds for sales and promptly reimburse the other party for all chargebacks for sales made prior to closing that are processed on the other parties' merchant accounts.

4. Each party will pay its expenses related to the preparation of the Settlement and Reorganization Agreement and all related documents.







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


                                    Exhibit D

                         Other Conditions for Settlement




1. Liability for Accrued Officer Bonus for Hackett for Q2, Q3 and Q4 will be allocated to IST. Liability for Accrued Officer Bonus for Garn, Willis and David Bird for Q2, Q3 and Q4 will remain with EPMG.

2. The parties agree that, effective January 1, 2004, they will implement appropriate procedures so that EPMG and IST will function as separate entities to the greatest extent possible until Closing, including, without limitation, separating accounting and operational functions, and the retention by EPMG of their revenues and profits on the one hand and the retention by IST of its revenues and profits on the other.

3. IST shall engage a qualified investment bank satisfactory to Garn and Willis to render a Fairness Opinion on this agreement. IST shall be solely responsible for all fees associated with the Fairness Opinion.

   4.

   All Parties recognize the importance of the current SEC investigation of Innovative Software Technologies Inc. and pledge to cooperate with the SEC. Furthermore EPMG and IST shall each transfer $75,000 to the independent directors' bank account within 10 calendar days of the execution of this agreement. Funds not used shall be returned to EPMG and IST pro rata. In addition, funds contributed by EPMG shall reduce in equal amount the principal amount of the IST Note Receivable (see Exhibit A.1). And the $75,000 that is contributed by IST will be deducted from the Cash to be transferred by EPMG to IST pursuant to exhibit A.


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

                                    Exhibit E
                       (Subject to check and adjustments)


                                                                                      Innovative Software Technologies, Inc
                                                                               Consolidated Balance Sheet as of September 30 2003



                                          Hackett             IST              EPMG             Elim&              INIV
                                        Media, Inc.           Inc.              Inc            Adjust.            Consol
                                        -----------           ----              ---            -------            ------
ASSETS

CURRENT ASSETS
 Cash                                  $     16,467      $     75,616      $  3,765,904      $       -        $  3,857,987
 Accounts Receivable                            -                 616           153,886              -             154,501
 Due From Affiliate                             -           1,071,175           442,039       (1,513,215)              -
 Investment in Subsidiary                       -              25,068               -            (25,068)              -
 Marketable Securities                          -                 -                 -                -                 -
 Prepaid Expenses                               -              20,000             3,586              -              23,586
 Other Receivables                              -                 -             114,868              -             114,868
 Other Current Assets                         6,878            25,544         1,108,452              -           1,140,874
 Deferred Income taxes                          -                 -                 -                -                 -
                                       ------------      ------------      ------------     ------------      ------------

     Total current assets                    23,344         1,218,019         5,588,734       (1,538,283)        5,291,815
                                       ------------      ------------      ------------     ------------      ------------

PROPERTY, PLANT & EQUIP.
 Machinery and equipment                     14,923            83,202           243,118              -             341,243
 Office furniture and fixtures                3,475            21,669            40,119              -              65,263
 Computer Software                              -              41,151           265,634              -             306,785
 Leasehold improvements                         -               2,877            33,141              -              36,018
                                       ------------      ------------      ------------     ------------      ------------
                                             18,398           148,899           582,012              -             749,309
 Less accum. Dep. and Amort.                (17,594)          (56,093)         (220,455)             -            (294,142)
                                       ------------      ------------      ------------     ------------      ------------
                                                804            92,806           361,557              -             455,167
                                       ------------      ------------      ------------     ------------      ------------

Goodwill, net of amortization                   -           1,088,686               -                -           1,088,686
Other Assets                                    -                 -                 -                -                 -
Deposits                                        -              19,173            23,791              -              42,965
                                       ------------      ------------      ------------     ------------      ------------

Total Assets                           $     24,148      $  2,418,684      $  5,974,083      $(1,538,283)     $  6,878,632
                                       ============      ============      ============      ===========     =============
                                                                                                                     100.0%
  LIABILITIES AND EQUITY

CURRENT LIABILITIES
 Note payable                          $        -        $     23,649      $     54,131      $       -        $     77,780
 Line of credit                                 -                 -               3,740                              3,740
 Accounts pay. & Accr. Expenses                 -             (15,104)        1,223,638              -           1,208,534
 Other Liability                                -              79,686           990,110                          1,069,796
 Deferred revenue                                                 -             512,455                            512,455
 Income taxes payable                           -             471,890               -                              471,890
 Reserve-returns and allowances                 -                 -             588,686                            588,686
 Due To Affiliate                           396,175           442,039           675,000       (1,513,215)               -
                                       ------------      ------------      ------------     ------------      ------------

     Total current liabilities              396,175         1,002,161         4,047,760       (1,513,215)        3,932,881

Note Payable - Long-term                        -                 -                 -                -                 -
                                       ------------      ------------      ------------     ------------      ------------

     Total liabilities                      396,175         1,002,161         4,047,760       (1,513,215)        3,932,881
                                       ------------      ------------      ------------     ------------      ------------
                                                                                                                     100.0%
STOCKHOLDERS' EQUITY
 Preferred stock - Series A                                 1,650,500               -                            1,650,500
 Preferred stock- Series B                                    408,491                                              408,491
 Common stock                                     1            52,896            20,000          (20,000)           52,897
 Additional paid in capital                  30,999        13,105,971             5,068           (5,068)       13,136,970
 RE (Accum. Deficit)                       (403,027)      (13,801,335)        1,901,255              -         (12,303,107)
                                       ------------      ------------      ------------     ------------      ------------
Total Equity                               (372,027)        1,416,523         1,926,323          (25,068)        2,945,751
                                       ------------      ------------      ------------     ------------      ------------
                                                                                                                     100.0%
Total Liabilities & Equity             $     24,148      $  2,418,684      $  5,974,083      $(1,538,283)     $  6,878,632
                                       ============      ============      ============      ===========      ============

                            Checksum            -                 -                 -                -                 -

(table continued)
                                          Adjusted            EPMG                             Post Sale
                                            INIV            Xfer to            EPMG1              INIV
                                           Consol             IST               Inc.             Consol
                                           ------             ---               ----             ------
ASSETS

CURRENT ASSETS
 Cash                                  $  3,857,987      $  1,636,911      $  2,128,993      $  1,728,993
 Accounts Receivable                        154,501               -             153,886               616
 Due From Affiliate                             -             442,039               -             675,000
 Investment in Subsidiary                       -                 -                 -                 -
 Marketable Securities                          -                 -                 -                 -
 Prepaid Expenses                            23,586               -               3,586            20,000
 Other Receivables                          114,868               -             114,868               -
 Other Current Assets                     1,140,874               -           1,108,452            32,422
 Deferred Income taxes                          -                 -                 -                 -
                                       ------------      ------------      ------------      ------------

     Total current assets                 5,291,815         2,078,950         3,509,784         2,457,031
                                       ------------      ------------      ------------      ------------

PROPERTY, PLANT & EQUIP.
 Machinery and equipment                    341,243             2,669           240,449           100,795
 Office furniture and fixtures               65,263             1,926            38,193            27,070
 Computer Software                          306,785           265,634               -             306,785
 Leasehold improvements                      36,018             2,347            30,794             5,224
                                       ------------      ------------      ------------      ------------
                                            749,309           272,576           309,436           439,874
 Less accum. Dep. and Amort.               (294,142)          (93,816)         (126,639)         (167,503)
                                       ------------      ------------      ------------      ------------
                                            455,167           178,760           182,797           272,370
                                       ------------      ------------      ------------      ------------

Goodwill, net of amortization                   -                 -                 -                 -
Other Assets                                    -                 -                 -                 -
Deposits                                     42,965               -              23,791            19,173
                                       ------------      ------------      ------------      ------------

Total Assets                           $  5,789,946      $  2,257,711      $  3,716,372      $  2,748,574
                                       ============      ============      ============      ============
                                              100.0%                               57.5%             42.5%
LIABILITIES AND EQUITY

CURRENT LIABILITIES
 Note payable                          $     77,780      $        -        $     54,131      $     23,649
 Line of credit                               3,740               -               3,740               -
 Accounts pay. & Accr. Expenses           1,208,534           300,000           923,638           284,896
 Other Liability                          1,069,796               -             990,110            79,686
 Deferred revenue                           512,455               -             512,455               -
 Income taxes payable                       471,890               -                 -             471,890
 Reserve-returns and allowances             588,686               -             588,686               -
 Due To Affiliate                               -                 -             675,000               -
                                       ------------      ------------      ------------      ------------

     Total current liabilities            3,932,881           300,000         3,747,760           860,121

Note Payable - Long-term                        -                 -                 -                 -
                                       ------------      ------------      ------------      ------------

     Total liabilities                    3,932,881           300,000         3,747,760           860,121
                                       ------------      ------------      ------------      ------------
                                              100.0%                               81.3%             18.7%
STOCKHOLDERS' EQUITY
 Preferred stock - Series A               1,650,500               -                 -           1,650,500
 Preferred stock- Series B                  408,491                                 -             408,491
 Common stock                                52,897               -              20,000            32,897
 Additional paid in capital              13,136,970               -               5,068        13,131,902
 RE (Accum. Deficit)                    (13,391,793)        1,957,711           (56,456)      (13,335,337)
                                       ------------      ------------      ------------      ------------
Total Equity                              1,857,065         1,957,711           (31,388)        1,888,453
                                       ------------      ------------      ------------      ------------
                                              100.0%                               -1.7%            101.7%
Total Liabilities & Equity             $  5,789,946      $  2,257,711      $  3,716,372      $  2,748,574
                                       ============      ============      ============      ============


                            Checksum            -                 -                 -                 -

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

                                    Exhibit F

                            Supplemental Information
               (Subject to change based on market price of common)


                                                          Series A      Common
                                                          ---------     -------
                                                Date      Preferred     Stock
                                                ----      ---------     -------

1 Shares issued for acquisition of EPMG                   1,500,000    3,529,412

2 E&R sale of preferred A shares                           (200,000)

3 Conversion of preferred A shares to common               (199,500)   3,000,000

4 Common stock dividend on preferred A                                   558,356
                                                        -----------  -----------

  Total                                                   1,100,500    7,087,768
                                                        ===========  ===========

  Fully diluted calculation

  Market privce                                         $      0.21
  95% of market price                                   $      0.20

  Equivalent common shares                                5,516,291    7,087,768
                                                        -----------  -----------

  Total common shares                                                 12,604,059
                                                                     ===========

  Market value calculation

  Market price                                                       $      0.21
  Market value                                                       $ 2,646,852

  Illiquidity discount - TO BE DETERMINED                                     0%

                Discounted market value                              $ 2,646,852



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